EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Laurence M. Downes, hereby certifies as follows:
(a)	I am the Chief Executive Officer of New Jersey Resources Corporation (the “Company”);
(b)

To the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)

To the best of my knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NEW JERSEY RESOURCES CORPORATION
Date: February 6, 2008	By: /s/Laurence M. Downes
Laurence M. Downes Chairman, President and Chief Executive Officer

This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.